CERTIFICATE OF INCUMBENCY

     I do hereby certify that I am the duly elected qualified Secretary of Miller Petroleum, Inc., and that the following is a true and correct list of the current officers and directors of the Corporation, as of August 28, 2000:
                             OFFICERS
                    CEO/President: Deloy Miller
                    Secretary/Treasurer:     Lawrence LaRue

                            DIRECTORS

                    Chairman:      Deloy Miller
                    Director:      Herbert J. White
                    Director:      Lawrence LaRue
                    Director:      Herman Gettelfinger

     I do hereby certify that Deloy Miller, CEO, President and Chairman of the Board, is authorized by the Board of Directors to execute all documents pertaining to the sale of certain assets to Nami Resources Company, LLC.
     IN WITNESS WHEREOF, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be hereunto affixed this 25th day of August, 2000.
A True Record
Attest
                              /s/Lawrence LaRue
                                   _________________________________
                                   Secretary of Miller Petroleum, Inc.